UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 6, 2013
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2013, Northrop Grumman Corporation (the “Company” ) announced that Kenneth L. Bedingfield, Corporate Vice President, Controller and Chief Accounting Officer of the Company (Principal Accounting Officer), assumed a new role within the Company, as Chief Financial Officer of the Aerospace Systems sector, effective February 7, 2013.

In addition, on February 6, 2013, the Board of Directors of the Company elected Michael Hardesty as Corporate Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer) effective February 7, 2013. Mr. Hardesty, who has been employed by the Company since 2004, is currently the Chief Financial Officer for Northrop Grumman's Information Systems sector, a position he has held since July, 2011. Prior to his current position, Mr. Hardesty held several other positions with the Company, including Vice President, Internal Audit and Chief Financial Officer of the Enterprise Shared Services and Information Technology Solutions organizations.

Mr. Hardesty, age 41, will receive salary, bonus and equity awards, and will participate in other benefit and compensation plans, at levels consistent with his position and scope of responsibility. In connection with his election to the position of Corporate Vice President, Controller and Chief Accounting Officer, the Compensation Committee of the Board of Directors of the Company approved an award of 3,834 restricted stock rights with 100% of such rights vesting on February 6, 2016. The Company has not entered into any other material compensatory arrangement specific to Mr. Hardesty.
A copy of the Company's press release announcing Mr. Hardesty's election as Corporate Vice President, Controller and Chief Accounting Officer, as well as Mr. Bedingfield's new position, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Elects Michael Hardesty Corporate Vice President, Controller and Chief Accounting Officer”), dated February 7, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: February 7, 2013

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Elects Michael Hardesty Corporate Vice President, Controller and Chief Accounting Officer"), dated February 7, 2013

5